BLACKROCK FUNDS III

BlackRock Cash Funds: Institutional

BLACKROCK FUNDSSM

BlackRock Liquid Environmentally Aware Fund

BlackRock Wealth Liquid Environmentally Aware Fund

(each a “Fund” and collectively, the “Funds”)

Supplement dated March 28, 2024 to the Summary Prospectuses, Prospectuses and Statement of Additional Information of each Fund

Effective on April 2, 2024, the Board will delegate the responsibility to make determinations related to a discretionary liquidity fee on redemptions from each Fund to BlackRock Advisors, LLC or BlackRock Fund Advisors, as applicable, as the Fund’s investment adviser. A discretionary liquidity fee of up to 2% may be imposed if such fee is determined to be in the best interests of the Fund. Once imposed, a discretionary liquidity fee will remain in effect until determined that imposing such liquidity fee is no longer in the best interests of the Fund. Accordingly, your redemptions may be subject to a liquidity fee when you sell your shares at certain times. Consequently, any reference to the Board’s discretion related to discretionary liquidity fees shall also be deemed to be a reference to its delegate, BlackRock Advisors, LLC or BlackRock Fund Advisors, as applicable.

Additionally, effective on April 2, 2024, each Fund will be required to increase its minimum levels, at the time of purchase, of daily and weekly liquid assets from at least 10% and 30%, respectively, to at least 25% and 50%, respectively.

Shareholders should retain this Supplement for future reference.

PR2SAI-MMPR-0324SUP